UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 22, 2004

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Brannan Street

San Francisco, California 94107

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of July 22, 2004.

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Advent Software, Inc. issued a press release announcing its results for the three and six months ended June 30, 2004. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ GRAHAM V. SMITH
Graham V. Smith
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: July 22, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of July 22, 2004